EXHIBIT D



                 JOINT FILING AGREEMENT PURSUANT TO RULE 13D-1

          This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1. This agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together constitute a single contract. Delivery of an executed counterpart of this agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this agreement.

                                        FUNDACAO ANTONIO E HELENA ZERRENNER
                                        INSTITUICAO NACIONAL DE BENEFICENCIA

                                        by /s/ Roberto Herbster Gusmao
                                           ----------------------------------
                                        Name:  Roberto Herbster Gusmao
                                        Title: Member of Advisory
                                               Board of Trustee

                                        by /s/ Victorio Carlos de Marchi
                                           ----------------------------------
                                        Name:  Victorio Carlos de Marchi
                                        Title: Member of Advisory
                                               Board of Trustee

                                        BRACO S.A.

                                        by /s/ Roberto Moses Thompson Motta
                                           ----------------------------------
                                        Name:  Roberto Moses Thompson Motta
                                        Title: Officer

                                        by /s/ Jorge Paulo Lemann
                                           ----------------------------------
                                        Name:  Jorge Paulo Lemann
                                        Title: Officer


                                        EMPRESA DE ADMINISTRACAO E
                                        PARTICIPACOES S.A. - ECAP

                                        by /s/ Roberto Moses Thompson Motta
                                           ----------------------------------
                                        Name:  Roberto Moses Thompson Motta
                                        Title: Officer

                                        by /s/ Jorge Paulo Lemann
                                           ----------------------------------
                                        Name:  Jorge Paulo Lemann
                                        Title: Officer


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                                       JORGE PAULO LEMANN
                                          /s/ Jorge Paulo Lemann
                                       ----------------------------------
                                       Name:  Jorge Paulo Lemann
                                       Title:


                                       CARLOS ALBERTO DA VEIGA SICUPIRA
                                          /s/ Carlos Alberto da Veiga Sicupira
                                       ----------------------------------
                                       Name:  Carlos Alberto da Veiga Sicupira
                                       Title:


                                       MARCEL HERRMANN TELLES
                                          /s/ Marcel Herrmann Telles
                                       ----------------------------------
                                       Name:  Marcel Herrmann Telles
                                       Title: